SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Land	$ 25,322	$ 22,857
Buildings	59,710	54,026
Machinery and equipment	67,519	60,498
Assets in progress	6,688	6,661
Others	5,667	5,036
Total	164,906	149,078
Less accumulated depreciation	(57,159)	(47,433)
Total	$ 107,747	$ 101,645